[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Exhibit 10.28(xvi)

AMENDMENT NO. 14 TO THE PROCESS DEVELOPMENT AND CLINICAL SUPPLY AGREEMENT

BETWEEN

FIBROGEN, INC. AND BOEHRINGER INGELHEIM PHARMA GMBH & CO. KG

THIS AMENDMENT NO. 14 (the “Fourteenth Amendment”), effective as of February 5, 2014 (the “Thirteenth Amendment Effective Date”) by and between Boehringer Ingelheim Pharma GmbH & Co. KG, Birkendorfer Straße 65, 88397 Biberach an der Riss, Germany (“BI Pharma”) and FibroGen, Inc., 409 Illinois Street, San Francisco, CA 94158, USA (“FibroGen”), amends the Process Development and Clinical Supply Agreement entered into by and between BI Pharma and FibroGen on November 29, 2007, as amended pursuant to the letter agreements entered into as of June 26, 2008 and August 18, 2008, Amendment No. 1, effective as of May 28, 2009, Amendment No. 3, effective as of November 5, 2010, Amendment No. 4, effective as of January 24, 2011, Amendment No. 5, effective as of April 15, 2011, Amendment No. 6, effective as of May 26, 2011, Amendment No. 7, effective as of January 01, 2012, Amendment No. 8, effective as of July 10, 2012, Amendment No. 9, effective as of November 26, 2012, Amendment No. 10, effective as of June 21, 2013, Amendment No. 11, effective as of July 9, 2013 and Amendment No. 12, effective as of August 1, 2013 (hereinafter together the “Supply Agreement”). BI Pharma and FibroGen shall be referred to individually herein as a “Party”, and collectively as the “Parties”.

WHEREAS, FibroGen wishes BI Pharma to perform [ * ] in compliance with the terms of the Supply Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

(1)	Unless otherwise defined herein, all capitalized terms and phrases used in this Fourteenth Amendment shall have the meaning ascribed to them in the Supply Agreement.

(2)	Pursuant to Section 2.2 of the Supply Agreement, Appendix 2 to the Supply Agreement is hereby amended to add the work plan entitled “[ * ], Version of March 4, 2014” attached hereto as Exhibit A. In accordance with such work plan, BI Pharma shall [ * ] and if FibroGen [ * ], BI Pharma shall [ * ], and [ * ] for FibroGen in accordance with the Supply Agreement. The Parties agree that the Deliverables to be delivered to FibroGen will include [ * ]. In the event that the Parties agree to [ * ] in the further development of the Product, the terms and conditions for [ * ] in the course of the Project and any license thereto shall be subject to separate discussion and pursuant to a separate agreement between the Parties.

(3)	This Fourteenth Amendment, together with the Supply Agreement, contains the entire understanding of the Parties with respect to the subject matter hereof. Except as otherwise provided herein, the Supply Agreement has not been modified or amended and remains in full force and effect. All express or implied agreements and understandings that conflict with the terms of this Fourteenth Amendment, either oral or written, made with respect to the subject matter herein are expressly superseded by this Fourteenth Amendment.

Amendment No. 14 to the Process Development and Clinical Supply Agreement	Confidential

(4)	This Fourteenth Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. Counterparts may be signed and delivered by facsimile and/or via portable document format (pdf) (or similar format), each of which shall be binding when sent.

IN WITNESS WHEREOF, the Parties have executed this Fourteenth Amendment to the Supply Agreement as of Fourteenth Amendment Effective Date.

Biberach, January 7, 2014

BOEHRINGER INGELHEIM PHARMA GMBH & CO. KG

ppa.	ppa.

[ * ]	[ * ]
[ * ]	[ * ]
VP Business & Contracts	Head of Legal Biopharma

San Francisco, March 11, 2014

FIBROGEN, INC.

/s/ Jim Polarek

Name Jim Polarek	Name
Title Vice President	Title

2

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Amendment No. 14 to the Process Development and Clinical Supply Agreement	Confidential

Exhibit A

Work Scope

[ * ]

Version of March 4, 2014

Please see following page.

[ * ]

3

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.